UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2017
Classes A, C, I, R, and W
Global Fund-of-Funds
■
Voya Global Target Payment Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended October 31, 2017

The first half of our fiscal year ended with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, already up more than 12%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end October up 21.70% for the fiscal year. (The Index returned 22.77% for the year ended October 31, 2017, measured in U.S. dollars.)
Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment ended October at 8.9%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2001.
China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.
In the U.S. the FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The October employment report showed the unemployment rate at 4.2%, the lowest since February 2001. Wage growth accelerated to 2.9%. Third quarter GDP growth was reported at 3.0% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced: short on details, but they would be forthcoming on November 1. October ended with no-one in doubt that the FOMC would raise again in December. Perhaps the reflation trade was back after all.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 0.90% in the fiscal year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index fell 2.44%, as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 3.46%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 8.92%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 23.63% during the year, repeatedly closing at a new high. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, soaring 38.96%. Telecommunications was the weakest sector, slipping 1.37%.
In currencies, the dollar fell 5.71% against the euro, 7.83% against the pound. While the beginning of the period was just before the U.S.election which generated reflation euphoria, driving the dollar higher, much of this had dissipated. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 8.45% against the yen, moving within a narrow trading range in the second half.
In international markets, the MSCI Japan® Index surged 27.38% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 23.07%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 11.80%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Citigroup 3- Month U.S. Treasury Bill Index	The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.
FTSE EPRA/NAREIT Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 400® Index	An index, which is distinct from the large-cap S&P 500®, that measures the performance of mid-sized companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Benchmark Descriptions (continued)

Index	Description
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Global Target Payment Fund

Voya Global Target Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide level monthly payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.17%, compared to the S&P Target Risk Growth Index, the GTP Composite Index(1) and the 60% MSCI All Country World IndexSM/ 40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 15.18%, 14.25% and 13.81%, respectively. During the year, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of  $0.038 per share for Class A
Target Allocations as of October 31, 2017 (as a percentage of net assets)

Large Cap	20.0%
Mid Cap	4.0%
Small Cap	4.0%
International Developed	24.0%
Emerging Markets	5.0%
Global Real Estate	4.0%
Core Fixed Income	21.1%
Global Bond	2.0%
U.S. High Yield	8.0%
Senior Loans	7.5%
Cash	0.4%
Portfolio holdings are subject to change daily.
shares, which includes a total of  $0.27 per share of return of capital for Class A shares for the year ended October 31, 2017.
Portfolio Specifics: For the reporting period, the Fund underperformed both the GTP Composite Index and the S&P Target Risk Growth index. The primary cause of the underperformance relative to the GTP Composite index was the Fund’s call option writing strategy. By contrast, tactical asset allocation and manager selection contributed to performance.
The Fund attempts to outperform the GTP Composite index through tactical asset allocation, i.e., deviating from the GTP Composite index weightings over the short and medium term. Overall, tactical positioning added value during the period. Within equities, an overarching theme of positioning the Fund for pickup in global growth led to overweights in U.S. large cap growth, U.S. mid cap, and Japanese equities, which all added to returns. The largest tactical asset allocation headwind was an overweight position to emerging markets held through the middle of November 2016. The emerging markets trade rationale was based on an improving growth outlook driven by commodity producers and a longer runway for an asset class that had been out of favor for years. The position was closed on concerns that a strengthening U.S. dollar would continue tightening financial conditions following the U.S. presidential election.
The Fund also attempts to outperform through the selection of managers to run the underlying funds, which represent the various asset classes within the GTP Composite index. Manager selection added to performance relative to the GTP Composite index for the period, prior to the deduction of fees and expenses. The Underlying Funds with the largest outperformance relative to their respective asset class benchmarkswere Voya Multi-Manager Emerging Markets Fund, Voya U.S. High Dividend Low Volatility Fund and Voya Intermediate Bond Fund. The largest underperformers were Voya Small Company Fund, Floating Rate Fund and Voya Large Cap Growth Fund.
The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices and index ETFs, including the S&P 500® Index, S&P 400® Index and MSCI EAFE® Index. The options overlay was a significant drag on performance over the period; strong equity market performance meant that most of the call options expired in the money, obliging the Fund to pay cash to settle the contracts. On March 28, the call option overwrite coverage was reduced from 25% to 20%. The coverage amount was set back to the default level of 20% because of the investment team’s lower conviction on its volatility forecast and the path of future returns.
Current Strategy and Outlook: The Fund will seek to continue making level monthly payments of  $0.038 per share for the class A shares for the remainder of 2017.
This is the first year since 2010 where a meaningful contributor to returns can be explained by strong earnings delivery versus price/earnings multiple expansion. We see this as a sign of health for the equity market. In our view, earnings revisions are another sign of an

Voya Global Target Payment Fund	Portfolio Managers’ Report

equity market rally on firm footing. The three-month global earnings revision ratio climbed to a seven-year high in October, with every major region except the U.S. witnessing improvement. While we don’t dismiss lightly the U.S. lack of improvement, we note the strength within the U.S. is with foreign-exposed stocks. Management guidance has remained positive through Q3 earnings season and we see that corporations are planning to spend more on capital expenditures, which is corroborated by the Philadelphia Fed Survey of Capex Intentions. Our Voya U.S. Earnings Indicator is pointing to just over 10% earnings growth for the next 12 months.
It is our opinion that the fixed income market is broadly positive for equities as well. Real yields — U.S. Treasury yields minus inflation — are very low and financial conditions are easy. We believe it is a far more challenging position for equities when real yields are climbing and financial conditions are tightening. With unemployment at 16-year lows and real rates also low, we see an environment that is favorable for equities but possibly not for bonds. Therefore, we maintain our negative view on duration. Within credit, we like the flexibility that leveraged loans give the portfolio against rising short-term interest rates. Credit spreads in the broader high yield market look expensive to us.
Our strategy is to focus on asset classes and parts of the market that are cyclically geared to growth. In our view that goes squarely to global equities. While outright price/earnings multiples are stretched, not all measures give the same signal. If we look at the earnings yield (which is the inverse of the P/E multiple) or free cash flow yield, they outpace what is currently available in fixed income. We are maintaining our positions in the emerging markets and U.S. small caps. During October, we continued to rotate our equity position toward Japan, while hedging the currency back into U.S. dollars. Prime Minister Abe had a decisive win in the election and it is clear that monetary policy will continue to be highly accommodative. The equity market has agreed, and the Nikkei index has finally broken through 22,000, which has not happened since 1996. There are a number of positives, but we continually look for potential pitfalls to financial markets. The transition to a new Federal Reserve chairman next year is top of mind as is the view that inflation can stay low indefinitely, despite tightening of the labor markets. We are holding our high quality fixed income assets as a buttress against either of those potential pitfalls.

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 33.

(1)
The GTP Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of October 31, 2017, the index allocation is approximately: 6% of the S&P 500® Index, 4.5% of the Russell 1000® Growth Index, 10.5% of the Russell 1000® Value Index, 4% of the Russell Midcap® Index, 4% of the Russell 2000® Index, 22% of the MSCI EAFE® Index, 5% of the MSCI Emerging Markets Index, 4% of the FTSE/EPRA NAREIT Developed Index, 22.1% of the Bloomberg Barclays U.S. Aggregate Bond Index, 8% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 2% of the Bloomberg Barclays Global Aggregate Index, 7.5% of the S&P/LSTA Leveraged Loan Index and 0.4% of the Citigroup 3-Month U.S. Treasury Bill Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Target Payment Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	Since Inception of Classes A, I, and W July 1, 2008	Since Inception of Class C August 29, 2008	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	4.76%	4.99%	3.98%	—	—
Class C(2)	9.29%	5.44%	—	4.17%	—
Class I	11.40%	6.54%	4.92%	—	—
Class R	10.86%	5.99%	—	—	6.17%
Class W	11.42%	6.50%	4.89%	—	—
Excluding Sales Charge:
Class A	11.17%	6.25%	4.64%	—	—
Class C	10.29%	5.44%	—	4.17%	—
Class I	11.40%	6.54%	4.92%	—	—
Class R	10.86%	5.99%	—	—	6.17%
Class W	11.42%	6.50%	4.89%	—	—
S&P Target Risk Growth Index	15.18%	8.92%	6.38%	6.62%	9.08%
60% MSCI All Country World IndexSM/40% Bloomberg Barclays U.S. Aggregate Bond Index	13.81%	5.83%	5.60%	5.93%	7.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Target Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

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As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2017**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2017**
Class A	$1,000.00	$1,051.40	0.66%	$3.41	$1,000.00	$1,021.88	0.66%	$3.36
Class C	1,000.00	1,048.00	1.41	7.28	1,000.00	1,018.10	1.41	7.17
Class I	1,000.00	1,053.10	0.35	1.81	1,000.00	1,023.44	0.35	1.79
Class R	1,000.00	1,050.00	0.90	4.65	1,000.00	1,020.67	0.90	4.58
Class W	1,000.00	1,051.90	0.41	2.12	1,000.00	1,023.14	0.41	2.09

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Voya Series Fund, Inc.
We have audited the accompanying statement of assets and liabilities of Voya Global Target Payment Fund, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Global Target Payment Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 21, 2017

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2017

ASSETS:
Investments in affiliated underlying funds at fair value*	$421,601,881
Investments in unaffiliated underlying funds at fair value**	77,249,089
Short-term investments at fair value***	3,210,499
Cash collateral for futures	183,029
Cash pledged as collateral for OTC derivatives (Note 2)	1,000,000
Foreign cash collateral for futures****	650,375
Receivables:
Fund shares sold	785,925
Dividends	528,204
Prepaid expenses	22,303
Other assets	7,889
Total assets	505,239,194
LIABILITIES:
Income distribution payable	91,259
Payable for investments in affiliated underlying funds purchased	1,525,036
Payable for fund shares redeemed	1,833,206
Payable for investment management fees	91,212
Payable to investment adviser (Note 7)	97,289
Payable for distribution and shareholder service fees	169,882
Payable for directors fees	2,378
Payable to directors under the deferred compensation plan (Note 6)	7,889
Other accrued expenses and liabilities	159,554
Written options, at fair value^	1,704,556
Total liabilities	5,682,261
NET ASSETS	$499,556,933
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$474,029,916
Distributions in excess of net investment income or accumulated net investment loss	(4,409,071)
Accumulated net realized loss	(1,058,218)
Net unrealized appreciation	30,994,306
NET ASSETS	$499,556,933
* Cost of investments in affiliated underlying funds	$395,286,057
** Cost of investments in unaffiliated underlying funds	$72,122,773
*** Cost of short-term investments	$3,210,499
**** Cost of foreign cash collateral for futures	$655,446
^ Premiums received on written options	$888,850
See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2017 (continued)

Class A
Net assets	$174,532,220
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	20,753,858
Net asset value and redemption price per share†	$8.41
Maximum offering price per share (5.75%)(1)	$8.92
Class C
Net assets	$156,352,606
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	17,975,931
Net asset value and redemption price per share†	$8.70
Class I
Net assets	$125,077,703
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	14,922,342
Net asset value and redemption price per share	$8.38
Class R
Net assets	$348,390
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	41,467
Net asset value and redemption price per share	$8.40
Class W
Net assets	$43,246,014
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,171,149
Net asset value and redemption price per share	$8.36

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended October 31, 2017

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,424,015
Dividends from unaffiliated underlying funds	1,987,127
Total investment income	11,411,142
EXPENSES:
Investment management fees	1,049,102
Distribution and shareholder service fees:
Class A	408,144
Class C	1,595,950
Class R	1,687
Transfer agent fees:
Class A	122,970
Class C	119,906
Class I	35,212
Class R	209
Class W	31,795
Shareholder reporting expense	124,100
Registration fees	104,455
Professional fees	48,180
Custody and accounting expense	25,550
Directors fees	19,028
Miscellaneous expense	33,242
Interest expense	719
Total expenses	3,720,249
Recouped and reimbursed fees	150,370
Net expenses	3,870,619
Net investment income	7,540,523
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	7,429,974
Sale of unaffiliated underlying funds	3,522,457
Capital gain distributions from affiliated underlying funds	3,053,134
Foreign currency related transactions	11,480
Futures	(571,216)
Written options	(8,951,898)
Net realized gain	4,493,931
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	31,299,180
Unaffiliated underlying funds	6,623,264
Foreign currency related transactions	(5,071)
Futures	372,944
Written options	(886,703)
Net change in unrealized appreciation (depreciation)	37,403,614
Net realized and unrealized gain	41,897,545
Increase in net assets resulting from operations	$49,438,068

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$7,540,523	$6,477,964
Net realized gain	4,493,931	1,080,543
Net change in unrealized appreciation (depreciation)	37,403,614	269,884
Increase in net assets resulting from operations	49,438,068	7,828,391
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,857,343)	(2,836,259)
Class C	(2,625,874)	(2,131,223)
Class I	(2,976,535)	(2,075,876)
Class R	(6,747)	(5,415)
Class W	(1,103,893)	(904,641)
Net realized gains:
Class A	(1,246,360)	(2,207,240)
Class C	(1,261,946)	(2,379,721)
Class I	(811,183)	(1,485,979)
Class R	(2,755)	(3,119)
Class W	(355,060)	(568,383)
Return of capital:
Class A	(4,244,042)	(5,025,779)
Class C	(4,003,801)	(5,485,852)
Class I	(2,876,850)	(3,124,525)
Class R	(8,605)	(10,938)
Class W	(1,097,791)	(1,390,402)
Total distributions	(26,478,785)	(29,635,352)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	130,669,608	157,537,435
Reinvestment of distributions	25,117,288	28,233,642
	155,786,896	185,771,077
Cost of shares redeemed	(150,505,594)	(135,410,130)
Net increase in net assets resulting from capital share transactions	5,281,302	50,360,947
Net increase in net assets	28,240,585	28,553,986
NET ASSETS:
Beginning of year or period	471,316,348	442,762,362
End of year or period	$499,556,933	$471,316,348
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(4,409,071)	$(1,552,762)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-17	8.01	0.14•	0.73	0.87	0.13	0.13	0.21	0.47	—	8.41	11.17	0.62	0.66	0.66	1.73	174,532	37
10-31-16	8.40	0.13	0.02	0.15	0.15	0.13	0.26	0.54	—	8.01	1.92	0.64	0.63	0.63	1.60	155,070	57
10-31-15	8.89	0.15	(0.10)	0.05	0.18	0.11	0.25	0.54	—	8.40	0.55	0.64	0.61	0.61	1.56	145,212	82
10-31-14	8.90	0.14•	0.38	0.52	0.16	0.27	0.10	0.53	—	8.89	6.07	0.60	0.56	0.56	1.60	114,197	22
10-31-13	8.45	0.21	0.78	0.99	0.29	0.09	0.16	0.54	—	8.90	12.05	0.66	0.53	0.53	2.62	68,100	71
Class C
10-31-17	8.29	0.09•	0.74	0.83	0.08	0.13	0.21	0.42	—	8.70	10.29	1.37	1.41	1.41	1.01	156,353	37
10-31-16	8.68	0.07	0.03	0.10	0.10	0.13	0.26	0.49	—	8.29	1.28	1.39	1.38	1.38	0.85	170,237	57
10-31-15	9.19	0.07•	(0.09)	(0.02)	0.13	0.11	0.25	0.49	—	8.68	(0.23)	1.39	1.36	1.36	0.80	160,632	82
10-31-14	9.21	0.07•	0.40	0.47	0.12	0.27	0.10	0.49	—	9.19	5.21	1.35	1.31	1.31	0.78	113,862	22
10-31-13	8.75	0.15•	0.81	0.96	0.25	0.09	0.16	0.50	—	9.21	11.15	1.41	1.28	1.28	1.68	38,468	71
Class I
10-31-17	7.99	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.38	11.40	0.32	0.35	0.35	2.03	125,078	37
10-31-16	8.37	0.16	0.03	0.19	0.18	0.13	0.26	0.57	—	7.99	2.38	0.34	0.32	0.32	1.93	101,305	57
10-31-15	8.87	0.16•	(0.09)	0.07	0.21	0.11	0.25	0.57	—	8.37	0.82	0.34	0.30	0.30	1.89	98,994	82
10-31-14	8.89	0.15•	0.39	0.54	0.19	0.27	0.10	0.56	—	8.87	6.25	0.34	0.31	0.31	1.72	76,730	22
10-31-13	8.44	0.24•	0.78	1.02	0.32	0.09	0.16	0.57	—	8.89	12.38	0.39	0.28	0.28	2.78	12,573	71
Class R
10-31-17	8.00	0.13•	0.72	0.85	0.11	0.13	0.21	0.45	—	8.40	10.86	0.87	0.90	0.90	1.59	348	37
10-31-16	8.38	0.10	0.04	0.14	0.13	0.13	0.26	0.52	—	8.00	1.77	0.89	0.88	0.88	1.34	399	57
10-31-15	8.88	0.12•	(0.09)	0.03	0.17	0.11	0.25	0.53	—	8.38	0.26	0.89	0.86	0.86	1.41	53	82
10-31-14	8.89	0.12	0.38	0.50	0.14	0.27	0.10	0.51	—	8.88	5.82	0.85	0.81	0.81	1.34	5	22
10-31-13	8.45	0.21•	0.76	0.97	0.28	0.09	0.16	0.53	—	8.89	11.75	0.91	0.78	0.78	2.39	3	71
Class W
10-31-17	7.97	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.36	11.42	0.37	0.41	0.41	2.02	43,246	37
10-31-16	8.36	0.15	0.02	0.17	0.17	0.13	0.26	0.56	—	7.97	2.23	0.39	0.38	0.38	1.84	44,305	57
10-31-15	8.85	0.15•	(0.08)	0.07	0.20	0.11	0.25	0.56	—	8.36	0.82	0.39	0.36	0.36	1.79	37,871	82
10-31-14	8.87	0.16	0.38	0.54	0.19	0.27	0.10	0.56	—	8.85	6.26	0.35	0.31	0.31	1.87	23,385	22
10-31-13	8.43	0.24•	0.77	1.01	0.32	0.09	0.16	0.57	—	8.87	12.27	0.41	0.28	0.28	2.73	13,716	71

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six separate active investment series. This report is for Voya Global Target Payment Fund (“Global Target Payment” or the “Fund”), which is a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended October 31, 2017.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of October 31, 2017, the total fair value of written OTC call options subject to Master Agreements in a liability position was $1,704,556. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund had pledged $1,000,000 in cash collateral for its open written OTC call options at October 31, 2017.
G. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended October 31, 2017, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the year ended October 31, 2017.
H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2017, the Fund had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. During the year ended October 31, 2017, the Fund had sold futures contracts on various equity indices to manage exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2017, the Fund had an average notional value on futures contracts purchased and sold of  $8,185,040 and $7,950,429, respectively. Please refer to the tables following the Portfolio of Investments for open futures contracts at October 31, 2017.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2017, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $175,191,614 and $200,797,764, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$114,905	$—
Contingent Deferred Sales Charges:	$—	$9,911
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2017, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class R	Class W
1.30%	2.05%	0.99%	1.55%	1.05%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of October 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
October 31,
2018	2019	2020	Total
$393	$34,390	$0	$34,783

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 7 — EXPENSE LIMITATION
AGREEMENT (continued)

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2017, are as follows:
	October 31,
	2018	2019	2020	Total
Class A	$390	$—	$—	$390
Class C	1,719	—	—	1,719
Class I	23,061	13,784	—	36,845
The Expense Limitation Agreement is contractual through at least March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
For the year ended October 31, 2017, the Fund had a payable to the Investment Adviser of  $97,289 representing a recoupment of previously reimbursed fees.
NOTE 8 — WRITTEN OPTIONS
Transactions in written OTC call options on equity indices for the year ended October 31, 2017 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2016	949,535	$1,744,670
Options Written	8,519,089	12,393,195
Options Expired	(2,317,099)	(2,899,973)
Options Terminated in Closing Purchase Transactions	(6,469,755)	(10,349,042)
Balance at 10/31/2017	681,770	$888,850
NOTE 9 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended October 31, 2017 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
4	$2,545,000	2.16%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
10/31/2017	4,677,704	—	1,016,889	(4,297,641)	1,396,952	38,456,526	—	8,347,809	(35,259,697)	11,544,638
10/31/2016	5,352,876	—	1,096,861	(4,386,649)	2,063,088	43,497,341	—	8,872,626	(35,593,670)	16,776,297
Class C
10/31/2017	2,296,754	—	910,713	(5,777,205)	(2,569,738)	19,538,496	—	7,720,610	(48,864,299)	(21,605,193)
10/31/2016	5,794,955	—	1,175,369	(4,927,313)	2,043,011	48,706,877	—	9,833,815	(41,287,504)	17,253,188
Class I
10/31/2017	7,236,724	—	792,948	(5,793,867)	2,235,805	59,207,609	—	6,488,549	(47,225,029)	18,471,129
10/31/2016	5,802,036	—	825,687	(5,764,538)	863,185	46,876,677	—	6,658,868	(45,957,317)	7,578,228
Class R
10/31/2017	4,710	—	2,208	(15,282)	(8,364)	38,809	—	18,072	(122,999)	(66,118)
10/31/2016	46,341	—	2,407	(5,295)	43,453	384,258	—	19,434	(43,293)	360,399
Class W
10/31/2017	1,641,838	—	311,779	(2,339,673)	(386,056)	13,428,168	—	2,542,248	(19,033,570)	(3,063,154)
10/31/2016	2,238,949	—	353,726	(1,564,047)	1,028,628	18,072,282	—	2,848,899	(12,528,346)	8,392,835

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2017(1):
Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$173,560	$(173,560)

(1)
Amounts are as of the Fund’s tax year ended December 31, 2016.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders as of the Fund’s tax year-end of December 31, 2016 was as follows:
Ordinary Income	Long-term Capital Gain	Return of Capital
$7,920,604	$3,677,304	$18,370,035
The Fund estimates that the tax composition of dividends and distributions to shareholders from January 1, 2017 to October 31, 2017 is $11,136,420 ordinary income and $10,238,261 return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.
The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2016 were:
Unrealized Appreciation/ (Depreciation)
$(11,770,487)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2017, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	December 1, 2017	November 29, 2017
Class C	$0.0340	December 1, 2017	November 29, 2017
Class I	$0.0400	December 1, 2017	November 29, 2017
Class R	$0.0360	December 1, 2017	November 29, 2017
Class W	$0.0400	December 1, 2017	November 29, 2017
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.5%
179,085	iShares Core U.S. Aggregate Bond ETF	$19,604,435	3.9
108,005	iShares iBoxx $ High Yield Corporate Bond Fund	9,555,202	1.9
145,331	iShares MSCI EAFE Index Fund	10,119,398	2.1
225,529	iShares MSCI Emerging Markets Index Fund	10,437,482	2.1
114,827	iShares MSCI EMU Index Fund	5,032,868	1.0
103,762	iShares Russell 1000 Value Index Fund	12,388,145	2.5
42,822	Vanguard S&P 500 ETF	10,111,559	2.0
	Total Exchange-Traded Funds (Cost $72,122,773)	77,249,089	15.5
MUTUAL FUNDS: 84.4%
	Affiliated Investment Companies: 84.4%
3,785,666	Voya Floating Rate Fund - Class I	37,288,812	7.5
975,724	Voya Global Bond Fund - Class R6	9,679,187	1.9
1,013,431	Voya Global Real Estate Fund - Class R6	19,660,571	3.9
3,646,140	Voya High Yield Bond Fund - Class R6	29,716,044	6.0
8,383,461	Voya Intermediate Bond Fund - Class R6	84,840,622	17.0
2,136,242	Voya Large Cap Value Fund - Class R6	29,672,406	5.9
800,486	Voya Large-Cap Growth Fund - Class R6	33,164,154	6.6
365,278 (1)	Voya MidCap Opportunities Fund - Class R6	10,151,079	2.0
1,177,387	Voya Multi-Manager Emerging Markets Equity Fund - Class I	15,576,830	3.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,668,495	Voya Multi-Manager International Equity Fund - Class I	$45,195,863	9.0
4,997,180	Voya Multi-Manager International Factors Fund - Class I	55,268,814	11.1
832,818	Voya Multi-Manager Mid Cap Value Fund - Class I	10,235,328	2.1
1,119,941	Voya Small Company Fund - Class R6	20,886,905	4.2
1,766,806	Voya U.S. High Dividend Low Volatility Fund - Class I	20,265,266	4.1
	Total Mutual Funds (Cost $395,286,057)	421,601,881	84.4
	Total Long-Term Investments (Cost $467,408,830)	498,850,970	99.9
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
3,210,499 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $3,210,499)	3,210,499	0.6
	Total Short-Term Investments (Cost $3,210,499)	3,210,499	0.6
	Total Investments in Securities (Cost $470,619,329)	$502,061,469	100.5
	Liabilities in Excess of Other Assets	(2,504,536)	(0.5)
	Net Assets	$499,556,933	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$77,249,089	$—	$—	$77,249,089
Mutual Funds	421,601,881	—	—	421,601,881
Short-Term Investments	3,210,499	—	—	3,210,499
Total Investments, at fair value	$502,061,469	$—	$—	$502,061,469
Other Financial Instruments+
Futures	655,350	—	—	655,350
Total Assets	$502,716,819	$—	$—	$502,716,819
Liabilities Table
Other Financial Instruments+
Futures	$(282,406)	$—	$—	$(282,406)
Written Options	—	(1,704,556)	—	(1,704,556)
Total Liabilities	$(282,406)	$(1,704,556)	$—	$(1,986,962)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$28,624,351	$10,522,026	$(1,595,141)	$(262,424)	$37,288,812	$1,372,692	$(8,624)	$—
Voya Global Bond Fund - Class R6	9,358,064	1,019,003	(618,753)	(79,127)	9,679,187	650,569	(55,617)	—
Voya Global Real Estate Fund - Class R6	19,224,165	1,995,878	(1,636,619)	77,147	19,660,571	744,665	69,883	50,343
Voya High Yield Bond Fund - Class R6	33,309,610	2,438,497	(6,511,852)	479,789	29,716,044	1,637,880	137,924	—
Voya Intermediate Bond Fund - Class R6	76,661,990	13,345,970	(4,578,446)	(588,892)	84,840,622	2,595,156	58,811	—
Voya International Core Fund - Class I	40,226,192	17,398,076	(10,699,189)	8,343,735	55,268,814	513,468	794,730	—
Voya Large Cap Value Fund - Class R6	33,262,359	6,304,155	(14,259,958)	4,365,850	29,672,406	539,016	(289,353)	—
Voya Large-Cap Growth Fund - Class R6	47,334,752	12,232,860	(29,346,417)	2,942,959	33,164,154	214,734	2,491,077	1,740,695
Voya MidCap Opportunities Fund - Class R6	9,510,928	861,936	(1,482,401)	1,260,616	10,151,079	—	223,065	537,615
Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,243,365	5,282,538	(7,051,907)	3,102,834	15,576,830	108,671	637,598	—
Voya Multi-Manager International Equity Fund - Class I	40,317,580	6,250,879	(8,664,724)	7,292,128	45,195,863	724,245	746,853	—
Voya Multi-Manager International Small Cap Fund - Class I	14,231,672	147,710	(14,425,956)	46,574	—	147,710	638,398	—
Voya Multi-Manager Mid Cap Value Fund - Class I	9,271,148	5,893,357	(5,810,396)	881,219	10,235,328	115,243	724,543	159,491
Voya Small Company Fund - Class R6	9,317,271	19,663,795	(8,934,181)	840,020	20,886,905	24,671	1,196,399	564,990
Voya U.S. High Dividend Low Volatility Fund - Class I	—	18,809,238	(1,140,724)	2,596,752	20,265,266	35,295	64,287	—
	$384,893,447	$122,165,918	$(116,756,664)	$31,299,180	$421,601,881	$9,424,015	$7,429,974	$3,053,134

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2017 (continued)

At October 31, 2017, the following futures contracts were outstanding for Voya Global Target Payment Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	100	12/07/17	$15,505,035	$655,350
			$15,505,035	$655,350
Short Contracts
Mini MSCI EAFE Index	(100)	12/15/17	(10,037,000)	(246,957)
S&P 500 E-Mini	(39)	12/15/17	(5,016,765)	(35,449)
			$(15,053,765)	$(282,406)

At October 31, 2017, the following OTC written equity options were outstanding for Voya Global Target Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares® MSCI EAFE Index Fund	Goldman Sachs International	Call	11/02/17	68.080 USD	617,215	42,976,680	$425,694	$(959,736)
S&P 500® Index	UBS AG	Call	11/16/17	2,562.100 USD	15,991	41,180,983	282,697	(371,229)
SPDR® S&P® MidCap 400 ETF	HSBC Bank USA N.A.	Call	11/02/17	325.960 USD	48,564	16,201,922	180,459	(373,591)
							$888,850	$(1,704,556)

Currency Abbreviations
USD – United States Dollar
At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $470,368,254.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$34,147,156
Gross Unrealized Depreciation	(3,135,179)
Net Unrealized Appreciation	$31,011,977

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$655,350
Total Asset Derivatives		$655,350
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$282,406
Equity contracts	Written options, at fair value	1,704,556
Total Liability Derivatives		$1,986,962

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$(571,216)	$(8,951,898)	$(9,523,114)
Total	$(571,216)	$(8,951,898)	$(9,523,114)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$372,944	$(886,703)	$(513,759)
Total	$372,944	$(886,703)	$(513,759)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
	HSBC Bank USA N.A.	Goldman Sachs International	UBS AG	Totals
Liabilities:
Written options	$373,591	$959,736	$371,229	$1,704,556
Total Liabilities	$373,591	$959,736	$371,229	$1,704,556
Net OTC derivative instruments by counterparty, at fair value	$(373,591)	$(959,736)	$(371,229)	(1,704,556)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$371,229	$371,229
Net Exposure(1)(2)	$(373,591)	$(959,736)	$—	$(1,333,327)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2017, the Fund had pledged $1,000,000 in cash collateral to UBS AG. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Final character of distributions will be determined after the Fund’s tax year-end of December 31, 2017. Character of distributions paid during the year ended October 31, 2017 was estimated as follows:
Fund Name	Type	Per Share Amount
Voya Global Target Payment Fund
Class A	NII	$0.1300
Class C	NII	$0.0820
Class I	NII	$0.1540
Class R	NII	$0.1060
Class W	NII	$0.1540
All Classes	LTCG	$0.1270
All Classes	ROC	$0.2130

NII – Net investment income
LTCG – Long-term capital gain
ROC – Return of capital
For the Fund’s tax year ended December 31, 2016, 49.20% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
For the Fund’s tax year ended December 31, 2016, the Fund designates $3,677,304 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the tax year ended December 31, 2016:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$179,560	$0.0031	13.73%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2017, the Fund will make a level monthly payment of  $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.040 per share for Class W shares, and $0.036 per share for Class R shares. The level monthly payment amount for calendar year 2017 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 5.35% for Class A shares, 4.60% for Class C shares, 5.65% for Class I shares, 5.60% for Class W shares, and 5.10% for Class R shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $400 from holdings in Class W shares, and $360 from holdings in Class R shares from the Fund during 2017.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163053         (1017-122017)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $30,100 for the year ended October 31, 2017 and $26,000 for the year ended October 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,700 for the year ended October 31, 2017 and $2,525 for the year ended October 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,620 for the year ended October 31, 2017 and $9,560 for the year ended October 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2017 and $0 for the year ended October 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2017 and October 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2016
Voya Series Fund, Inc.	$13,320	$12,085
Voya Investments, LLC (1)	$122,200	$106,075

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 8, 2018